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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                 August 15, 2005

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                            DOLBY LABORATORIES, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                     001-32431                 90-0199783
           --------                     ---------                 ----------
(State or other jurisdiction of  (Commission File Number)       (IRS Employer
      incorporation)                                         Identification No.)

                               100 Potrero Avenue
                          San Francisco, CA 94103-4813
          (Address of principal executive offices, including zip code)

                                 (415) 558-0200
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 7.01.  Regulation FD Disclosure.

     On August 15, 2005, Dolby Laboratories, Inc. (the "Company") issued a press release announcing an update to its guidance for its fiscal year ending September 30, 2005. A copy of the press release issued by the Company concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

     This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01.  Financial Statements and Exhibits.

(c) Exhibits

         The following exhibits are filed herewith:

Exhibit No.    Description
-----------    -----------
99.1           Press release, dated August 15, 2005, entitled "Dolby
               Laboratories Updates Fiscal 2005 Financial Guidance"


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  DOLBY LABORATORIES, INC.

                               By:/s/ Martin Jaffe
                                  ----------------------------------------------
                                  Martin Jaffe
                                  Executive Vice President, Business and Finance


Date: August 15, 2005


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                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------
99.1           Press release, dated August 15, 2005, entitled "Dolby
               Laboratories Updates Fiscal 2005 Financial Guidance"